SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 16, 2017

BANK OF THE JAMES FINANCIAL GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

Virginia	001-35402	20-0500300
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

828 Main Street, Lynchburg, VA		24504
(Address of principal executive offices)		(Zip Code)

(434) 846-2000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)    On May 16, 2017, Bank of the James Financial Group, Inc. (the “Company”) held its Annual Meeting of Shareholders for which the board of directors solicited proxies.

(b)    As of March 21, 2017, the record date for the determination of the shareholders entitled to notice of, and to vote at, the Annual Meeting, there were 4,378,436 shares of common stock outstanding and eligible to vote. 3,383,013 shares, or approximately 77.26% of the outstanding shares, were represented at the meeting in person or by proxy.

At the Annual Meeting, the shareholders of the Company voted on the following matters as described in the Proxy Statement dated April 10, 2017:

Proposal No. 1.    The Company’s shareholders elected two (2) Group One directors to serve on the board of directors for a two year term to expire at the Company’s 2019 annual meeting of shareholders, and four (4) Group Two directors to serve on the board of directors for a three year term to expire at the Company’s 2020 annual meeting of shareholders, as set forth below:

Name	Group	Votes For	Withheld Votes	Broker Non-Votes
A. Douglas Dalton III	One	2,321,607	27,044	1,034,362
Phillip C. Jamerson	One	2,321,318	27,333	1,034,362
Robert R. Chapman III	Two	2,316,470	32,181	1,034,362
Julie P. Doyle	Two	2,321,495	27,156	1,034,362
Lydia K. Langley	Two	2,325,993	22,658	1,034,362
Augustus A. Petticolas, Jr.	Two	1,894,281	454,370	1,034,362

Proposal No. 2.    The Company’s shareholders ratified the appointment of Yount, Hyde & Barbour, P.C., of Winchester, Virginia, as the Company’s independent registered public accounting firm for the year ending December 31, 2017, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
3,371,195	7,767	4,051	—

Proposal No. 3.    The Company’s shareholders approved the non-binding, advisory resolution approving the compensation of the Company’s named executive officers as disclosed in the Proxy Statement pursuant to the compensation disclosure rules of the SEC, as set forth below:

Votes For	Votes Against	Abstentions	Broker Non-Votes
2,189,771	48,661	110,219	1,034,362

The voting results for each proposal are the final voting results.

(c)    Not applicable.

(d)    Not applicable.

Item 9.01	Financial Statements and Exhibits

(a)    Financial Statements of Business Acquired—not applicable

(b)     Pro Forma Financial Information—not applicable

(c)    Shell Company Transactions—not applicable

(d)    Exhibits—not applicable

SIGNATURE

In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: May 19, 2017	BANK OF THE JAMES FINANCIAL GROUP, INC.

	By	/s/ J. Todd Scruggs
J. Todd Scruggs Secretary-Treasurer

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